LOOMIS SAYLES SMALL CAP GROWTH FUND

LOOMIS SAYLES SMALL CAP VALUE FUND

(the “Funds”)

Supplement dated May 1, 2009 to the Loomis Sayles Retail Equity Funds Prospectus, dated February 1,

2009, as may be revised and supplemented from time to time.

Effective June 1, 2009, the 2.00% redemption fee imposed on shares of the Funds sold or exchanged within 60 days of their acquisition will be eliminated.

LOOMIS SAYLES HIGH INCOME FUND

(the “Fund”)

Supplement dated May 1, 2009 to the Natixis Income Funds Class A, B and C Prospectus and Natixis

Income Funds Class Y Prospectus, each dated February 1, 2009, as may be revised and supplemented from time to time.

Effective June 1, 2009, the 2.00% redemption fee imposed on Class A and Class Y shares of the Fund sold or exchanged within 60 days of their acquisition will be eliminated.